Exhibit 99.1

NEWS RELEASE

Media Contacts:
Fred Kornberg, President and Chief Executive Officer
Robert G. Rouse, Chief Financial Officer
(631) 777-8900
info@comtechtel.com

COMTECH TELECOMMUNICATIONS CORP. ANNOUNCES
RECORD RESULTS FOR THE FIRST QUARTER OF FISCAL 2004

Melville, New York - December 8, 2003 — Comtech Telecommunications Corp. (Nasdaq: CMTL) today reported its results for the three months ended October 31, 2003. Net sales for the three months ended
October 31, 2003 were $56.3 million compared to $31.3 million for the three months ended October 31, 2002.

Net income was $5.7 million, or $0.37 cents per diluted share, and $0.8 million, or $0.07 cents per diluted share, for the three month periods ended October 31, 2003 and 2002, respectively. Earnings before interest, taxes, depreciation and amortization (EBITDA) were $9.9 million and $3.3 million for the three months ended October 31, 2003 and 2002, respectively.

Backlog as of October 31, 2003 was $99.0 million compared to $85.5 million last year and $100.1 million as of July 31, 2003.

In commenting on the Company’s performance during the first quarter of fiscal 2004, Fred Kornberg, President and Chief Executive Officer, noted, “The first quarter of fiscal 2004 was yet another record one for our company. Sales, net income, earnings per share and EBITDA surpassed previous records set in fiscal 2003.”

Mr. Kornberg added, “Strong sales of over-the-horizon microwave and satellite earth station products in our telecommunications transmission segment, as well as a substantial increase in sales in our mobile data communications segment, resulted in an 80% increase in revenues from the first quarter of fiscal 2003 to the first quarter of fiscal 2004.”

Comtech Telecommunications Corp. designs, develops, produces and markets innovative products, systems and services for advanced communications solutions. The Company conducts its business through three complementary segments: telecommunications transmission, RF microwave amplifiers, and mobile data communications. The Company offers niche products, systems and services where it believes it has technological, engineering, systems design or other expertise that differentiate its product offerings.

-more-

The Company has scheduled an investor conference call for 11:30 AM (ET) on Tuesday, December 9, 2003. Investors and the public are invited to access a live webcast of the conference call from the news section of the Comtech web site, www.comtechtel.com. A replay of the webcast will be available at the same location for 30 days following the conference call. Alternatively, investors can access the conference call by dialing (800) 227-9428 (domestic), or (785) 832-1508 (international) and using the conference I.D. of “Comtech.” A replay of the conference call will be available for seven days by dialing (402) 220-0668. In addition, an updated investor presentation, including updated earnings guidance, will be available on our web site shortly after the conference call.

Certain information in this press release contains forward-looking statements, including but not limited to, information relating to the future performance and financial condition of the Company, the plans and objectives of the Company’s management and the Company’s assumptions regarding such performance and plans that are forward-looking in nature and involve certain significant risks and uncertainties. Actual results could differ materially from such forward-looking information. The Company’s Securities and Exchange Commission filings identify many such risks and uncertainties, which include the following:

•	Our operating results being difficult to forecast and subject to volatility;

•	Our inability to maintain our government business;

•	Our inability to keep pace with technological changes;

•	Our dependence on international sales;

•	The impact of a continued domestic and foreign economic slow-down and reduction in telecommunications equipment and systems spending on the demand for our products, systems and services;

•	Our mobile data communications business being in an early stage;

•	Our backlog being subject to cancellation or modification;

•	Our dependence on component availability, subcontractor availability and performance by key suppliers;

•	Our fixed price contracts being subject to risk;

•	The impact of adverse regulatory changes on our ability to sell products, systems and services;

•	The impact of prevailing economic and political conditions on our businesses;

•	Whether we can successfully integrate and assimilate the operations of acquired businesses;

•	The impact of the loss of key technical or management personnel;

•	The highly competitive nature of our markets;

•	Our inability to protect our proprietary technology;

•	Our operations being subject to environmental regulation;

•	The impact of recently enacted and proposed changes in securities laws and regulations on our costs; and

•	The impact of terrorist attacks and threats, and government responses thereto, and threats of war on our businesses.

- Tables follow -

COMTECH TELECOMMUNICATIONS CORP. Consolidated Statements of Operations (Unaudited)

	Three Months Ended October 31,
	2003	2002

Net sales	$56,296,000	31,273,000
Cost of sales	35,316,000	19,596,000

Gross profit	20,980,000	11,677,000

Expenses:
Selling, general and administrative	8,574,000	6,328,000
Research and development	3,541,000	3,016,000
Amortization of intangibles	500,000	526,000

	12,615,000	9,870,000

Operating income	8,365,000	1,807,000

Other expense (income):
Interest expense	24,000	691,000
Interest income	(105,000)	(59,000)

Income before provision for income taxes	8,446,000	1,175,000
Provision for income taxes	2,703,000	376,000

Net income	$5,743,000	799,000

Net income per share:
Basic	$0.41	0.07

Diluted	$0.37	0.07

Weighted average number of common shares
outstanding - basic computation	13,953,000	11,265,000
Potential dilutive common shares	1,407,000	395,000

Weighted average number of common and common equivalent shares
outstanding assuming dilution - diluted computation	15,360,000	11,660,000

EBITDA (1)	$9,927,000	3,346,000

Reconciliation of net income to EBITDA:
Net income	$5,743,000	799,000
Income taxes	2,703,000	376,000
Net interest expense (income)	(81,000)	632,000
Depreciation and amortization	1,562,000	1,539,000

EBITDA	$9,927,000	3,346,000

(1)	Represents earnings before interest, income taxes, depreciation and amortization. EBITDA is a non-GAAP operating metric used by management in assessing the Company’s operating results and ability to meet debt service requirements. EBITDA is also a measure frequently requested by the Company’s investors and analysts. The Company believes that investors and analysts may use EBITDA, along with other information contained in its SEC filings, in assessing its ability to generate cash flow and service debt.

COMTECH TELECOMMUNICATIONS CORP. Consolidated Balance Sheets

	October 31, 2003	July 31, 2003
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$49,604,000	48,617,000
Restricted cash	4,280,000	4,288,000
Accounts receivable, less allowance for doubtful accounts of $714,000
at October 31, 2003 and $912,000 at July 31, 2003	34,336,000	26,696,000
Inventories, net	33,517,000	34,048,000
Prepaid expenses and other current assets	2,198,000	1,742,000
Deferred tax asset - current	5,699,000	5,699,000

Total current assets	129,634,000	121,090,000

Property, plant and equipment, net	12,502,000	12,328,000
Goodwill and other intangibles with indefinite lives, net	17,726,000	17,726,000
Intangibles with definite lives, net	10,853,000	11,353,000
Other assets, net	378,000	390,000
Deferred tax asset - non-current	1,363,000	1,363,000

Total assets	$172,456,000	164,250,000

Liabilities and Stockholders’ Equity
Current liabilities:
Current installments of capital lease obligations	$706,000	899,000
Accounts payable	13,296,000	11,527,000
Accrued expenses and other current liabilities	12,497,000	13,267,000
Customer advances and deposits	2,516,000	2,491,000
Deferred service revenue	11,279,000	11,160,000
Income taxes payable	7,614,000	6,945,000

Total current liabilities	47,908,000	46,289,000

Capital lease obligations, less current installments	320,000	393,000

Total liabilities	48,228,000	46,682,000

Stockholders’ equity:
Preferred stock, par value $.10 per share; shares authorized and
unissued 2,000,000	—	—
Common stock, par value $.10 per share; authorized 30,000,000 shares, issued 14,194,233 shares at October 31, 2003 and 14,020,769 shares
at July 31, 2003	1,419,000	1,402,000
Additional paid-in capital	108,468,000	107,573,000
Retained earnings	14,627,000	8,884,000

	124,514,000	117,859,000
Less:
Treasury stock (140,625 shares)	(185,000)	(185,000)
Deferred compensation	(101,000)	(106,000)

Total stockholders’ equity	124,228,000	117,568,000

Total liabilities and stockholders’ equity	$172,456,000	164,250,000

Commitments and contingencies

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